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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 17, 2004


                                TC PIPELINES, LP
             (Exact name of registrant as specified in its charter)


            DELAWARE                      000-26091           52-2135448
(State or other jurisdiction of          (Commission         (IRS Employer
         incorporation)                  File Number)        Identification No.)


           110 TURNPIKE ROAD, SUITE 203
            WESTBOROUGH, MASSACHUSETTS                             01581
     (Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (508) 871-7046


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 7.01      REGULATION FD DISCLOSURE

TC PipeLines, LP owns a 30% general partner interest in Northern Border Pipeline Company ("Northern Border Pipeline"). The remaining 70% is owned by Northern Border Partners, L.P. ("Northern Border Partners"), a publicly traded limited partnership. Two of Northern Border Partners' general partners, Northern Plains Natural Gas Company and Pan Border Gas Company, are owned by CrossCountry Energy, LLC ("Cross Country"), which is currently owned by Enron Corp. ("Enron"). The additional general partner, Northwest Border Pipeline Company with a 17.5 percent of the general partnership interest, is owned by a subsidiary of TransCanada Corporation.

On September 1, 2004, Enron announced that it had reached an agreement with CCE Holdings, LLC ("CCE Holdings"), a joint venture of Southern Union Company ("Southern Union") and GE Commercial Finance's Energy Financial Services ("GE"), for the sale of CrossCountry. On September 10, 2004, Southern Union announced that it and its partner GE had received bankruptcy court approval for their purchase of Cross Country.

On September 17, 2004, Northern Border Partners issued a press release advising that Southern Union Company and ONEOK, Inc. had each announced that ONEOK has entered into an agreement to purchase Northern Plains Natural Gas Company from CCE Holdings for $175 million. Also included in the sale is NBP Services Corporation, which provides administrative and operating services to Northern Border Partners. A copy of Northern Border Partners' press release is attached as Exhibit 99.1.

The information in Item 7.01 of this report is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in Item 7.01 of this report will not be incorporated by reference into any registration statement filed by the Partnership under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.


ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

          Northern Border Partners, L.P. press release dated September 17, 2004.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            TC PipeLines, LP
                                            By: TC PipeLines GP, Inc.,
                                            its general partner


Date: September 17, 2004                    By: /s/ Russell K. Girling
                                                -----------------------
                                                Russell K. Girling
                                                Chief Financial Officer